Derivative financial instrument liabilities (Tables)	12 Months Ended
Aug. 31, 2025
Derivative Financial Instrument Liabilities
Schedule of derivative financial instrument liabilities

	August 31, 2025	August 31, 2024
Derivative warrant liabilities	$1,011	$2,273
Total derivative financial instrument liabilities	$1,011	$2,273

Schedule of derivative warrant liabilities

Amount
As at August 31, 2023	$3,544
Change in fair value (Note 26)	(1,271)
As at August 31, 2024	$2,273
Change in fair value (Note 26)	(1,262)
As at August 31, 2025	$1,011

Schedule of assumptions fair value of derivative warrant liabilities

	August 31, 2025	August 31, 2024
Share price	$0.37	$0.39
Risk-free interest rate	3.70% - 4.01%	3.82% - 4.13%
Dividend yield	0%	0%
Expected volatility	42% - 44%	47% - 49%
Remaining term (in years)	0.5 – 1.4	1.5 – 2.4

Schedule of net income and net assets

	August 31, 2025
10% change in expected volatilities	Increase	Decrease
(Loss) income	$(331)	$318